SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report : October 17, 2000

(Date of earliest event reported)

Commission File No.:   333-48943

First Union National Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series 1999-C4
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

52-2211953     52-7056303
52-2211954
52-2211955
(I.R.S. Employer Identification No.)

c/o Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)

(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On October 17, 2000 a distribution was made to holders of First Union National Bank Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 1999-C4


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Commercial Mortgage
               Pass-Through Certificates, Series 1999-C4, relating to the
               October 17, 2000 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              First Union National Bank Commercial Mortgage Trust
                 Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C4


              By:   Wells Fargo Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: October 17, 2000

                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Commercial
               Mortgage Pass-Through Certificates Series 1999-C4, relating to the October 17, 2000 distribution.